UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 23, 2005

   UNITED FINANCIAL CORP.

UNITED FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-28080	81-0507591
(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2779, 120 First Avenue North
Great Falls, Montana 59403
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code: (406) 727-6106

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

        The information set forth under Item 7.01 is also intended to be furnished under this Item in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

          On February 23, 2005, United Financial Corp. (the “Company”) announced its financial results for the fourth quarter ended December 31, 2004. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

          Note to readers: Please see the attached press release for definitions of certain terms.

Forward Looking Statements Warning

          When used in this Form 8-K, the words or phrases “will likely result in”, “are expected to”, “will continue”, “is anticipated”, “estimate”, “could”, “project” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected including general economic conditions, business conditions in the banking industry, the regulatory environment, new legislation, employee retention factors, rapidly changing technology and evolving banking industry standards, competitive standards, competitive factors including increased competition among financial institutions and fluctuating interest rate environments. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Readers should also carefully review the risk factors described in the Company’s most recent quarterly report on Form 10-Q for the period ending September 30, 2004, its Annual Report on Form 10-K for the period ending December 31, 2003 and other documents the Company files from time to time with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

    (c)       Exhibits:

Exhibit 99.1 Press Release of United Financial Corp. dated February 23, 2005, reporting financial results for the fourth quarter of 2004.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, United Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED FINANCIAL CORP.

DATE: February 24, 2005	By:	/s/ Paula J. Delaney

Paula J. Delaney
Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description

Exhibit 99.1	Press Release of United Financial Corp. dated February 23, 2005, reporting financial results for the fourth quarter of 2004